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                                                                     Exhibit 32

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 with Respect to the Annual Report on Form 10-K
                     for the Period ended December 31, 2004
                              of Dover Corporation

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Dover Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     1. The Company's Annual Report on Form 10-K for the period ended December 31, 2004, (the "Form 10-K") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 14, 2005                           /s/ Ronald L. Hoffman
                                                ----------------------------
                                                Ronald L. Hoffman
                                                Chief Executive Officer
                                                and President


Dated: March 14, 2005                           /s/ Robert G. Kuhbach
                                                ----------------------------
                                                Robert G. Kuhbach
                                                Vice President, Finance & Chief
                                                Financial Officer (Principal
                                                Financial Officer) & Treasurer



     The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officers.